                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




In re:  MENLO ACQUISITION CORP.                Case No. 96-41107-N
  FDBA   FOCUS SURGERY, INC., Debtor.                   ------------
Employer's Tax Identification                  CHAPTER 11
No.:      77-0332937                           MONTHLY OPERATING REPORT
                                               (General Business Case)


                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED     Jan-98
            ---------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                             End of      End of         As of
                                                                            Current       Prior        Petition
                                                                             Month        Month         Filing
                                                                             -----        -----         -----
2. Asset/Liability Summary
    Current Assets (Market Value)                                           $504,816    $506,862       $502,204
                                                                          -----------  -----------   -----------
    Total Assets (Market Value)                                             $504,816    $506,862     $2,152,204
                                                                          -----------  -----------   -----------
    Current Liabilities                                                     $104,994    $126,654
                                                                          -----------  -----------   -----------
    Total Liabilities                                                       $392,212    $476,654       $831,829
                                                                          -----------  -----------   -----------

                                                                                                       Petition
                                                                            Current       Prior         Date to
                                                                             Month        Month        Month End
                                                                             -----        -----        ---------
3. Statement of Cash Receipts & Disbursements for Month
    a.  Total Receipts                                                          $271      $1,344     $1,507,207
                                                                          -----------  -----------   -----------
    b.  Total Disbursements                                                   $2,317        $525     $1,021,964
                                                                          -----------  -----------   -----------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)           ($2,046)       $819       $485,243
                                                                          -----------  -----------   -----------
    d.  Cash Balance Beginning of Month                                     $506,862    $506,043
                                                                          -----------  -----------
    e.  Cash Balance End of Month (c + d)                                   $504,816    $506,862
                                                                          -----------  -----------
                                                                          -----------  -----------

                                                                          Receivables                Liabilities
                                                                          -----------                -----------
4. Post-petition Liabilities & Receivables
    Balance at End of Previous Month                                                                   $126,654
                                                                          -----------                -----------
    Balance at End of Current Month                                                                    $104,994
                                                                          -----------                -----------

5. Past Due Post-Petition Liabilities
    Balance at End of Previous Month (over 30 days)                                                     $24,240
                                                                          -----------                -----------
    Balance at End of Current Month (over 30 days)                                                           $0
                                                                          -----------                -----------

                                                                                           Yes          No
                                                                                           ---          --
6. Are all federal, state, and local taxes current? (if no,
   attach schedule of unpaid items)                                                         X
                                                                                       -----------   -----------
7. Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
   amount of payment and reason for payment, and name of payee)                                           X
                                                                                       -----------   -----------

8. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of
   payment, amount and reason for payment, and name of payee)                                             X
                                                                                       -----------   -----------
9. Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment
   and name of payee)                                                                                     X
                                                                                       -----------   -----------

10. If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                       -----------   -----------
11. Is the estate insured for replacement cost of assets and for
    general liability?                                                                                    X
                                                                                       -----------   -----------
12. Are U.S. Trustee quarterly fees current?                                                X
                                                                                       -----------   -----------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

Date:   March 2, 1998                                 /s/ Richard J. Redett
        ------------------                           -------------------------
                                                      Responsible Individual


Effective 1/1/95

                                BALANCE SHEET
                            (General Business Case)

                             For the Month   Jan-98
                                           ----------

                                   ($           )
                                     ----------
Assets

                                                From Schedules         Market Value
                                                --------------         ------------
   Current Assets
1    Cash and cash equivalents - unrestricted                              $504,816
                                                                    -----------------
2    Cash and cash equivalents - restricted
                                                                    -----------------
3    Accounts receivable (net)                         A
                                                                    -----------------
4    Inventory                                         B                         $0
                                                                    -----------------
5    Prepaid expenses
                                                                    -----------------
6    Other:  Interest receivable
             --------------------------------                       -----------------
7
     ----------------------------------------                       -----------------
8     Total Current Assets                                                 $504,816
                                                                    -----------------


   Property and Equipment (Market Value)
9    Real property                                     C                         $0
                                                                    -----------------
10   Machinery and equipment                           D                         $0
                                                                    -----------------
11   Furniture and fixtures                            D                         $0
                                                                    -----------------
12   Office equipment                                  D                         $0
                                                                    -----------------
13   Leasehold improvements                            D                         $0
                                                                    -----------------
14   Vehicles                                          D                         $0
                                                                    -----------------
15   Other:                                            D
          ----------------------------------                        -----------------
16                                                     D
     ---------------------------------------                        -----------------
17                                                     D
     ---------------------------------------                        -----------------
18                                                     D
     ---------------------------------------                        -----------------
19                                                     D
     ---------------------------------------                        -----------------

20    Total Property and Equipment                                               $0
                                                                    -----------------

   Other Assets
21   Patents, copyrights, and other
     intellectual property                                                       $0
     ---------------------------------------                        -----------------
22   All technology sold to Takai Hospital
     in July 1996.
     ---------------------------------------                        -----------------
23
     ---------------------------------------                        -----------------
24
     ---------------------------------------                        -----------------

25    Total Other Assets                                                         $0
                                                                    -----------------

26    Total Assets                                                         $504,816
                                                                    -----------------
                                                                    -----------------


  NOTE:
     Indicate the method used to estimate the market value of assets
     (e.g., appraisals; familiarity with comparable market prices, etc.)
     and the date the value was determined.
                                           ----------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------


Effective 1/1/95

                              Liabilities and Equity
                              (General Business Case)

                                   ($           )
                                     ----------

  Liabilities

                                                From Schedules
                                                --------------
   Post-Petition

     Current Liabilities
27    Salaries and wages
                                                                    -----------------
28    Payroll taxes
                                                                    -----------------
29    Real and personal property taxes
                                                                    -----------------
30    Income taxes
                                                                    -----------------
31    Notes payable (short term)
                                                                    -----------------
32    Accounts payable (trade)                         A                         $0
                                                                    -----------------
33    Real property lease arrearage
                                                                    -----------------
34    Personal property lease arrearage
                                                                    -----------------
35    Accrued professional fees                                             $84,194
                                                                    -----------------
36    Current portion of long-term debt (due within 12 months)
                                                                    -----------------
37    Other:   Other accruals                                               $20,800
            --------------------------------                        -----------------
38
     ---------------------------------------                        -----------------
39
     ---------------------------------------                        -----------------

40    Total Current Liabilities                                            $104,994
                                                                    -----------------

41   Long-Term Debt, Net of Current Portion
                                                                    -----------------

42    Total Post-Petition Liabilities                                      $104,994
                                                                    -----------------

   Pre-Petition Liabilities (allowed amount)
43    Secured claims                                   E
                                                                    -----------------
44    Priority unsecured claims                        E                         $0
                                                                    -----------------
45    General unsecured claims                         E                   $287,218
                                                                    -----------------

46    Total Pre-Petition Liabilities                                       $287,218
                                                                    -----------------

47    Total Liabilities                                                    $392,212
                                                                    -----------------

  Equity (Deficit)

48
     ---------------------------------------                        -----------------
49
     ---------------------------------------                        -----------------
50
     ---------------------------------------                        -----------------
51
     ---------------------------------------                        -----------------
52   Market value adjustment
                                                                    -----------------
53      Total Equity (Deficit)                                             $113,904
                                                                    -----------------


54    Total Liabilities and Equity (Deficit)                               $506,116
                                                                    -----------------
                                                                    -----------------


Effective 1/1/95

                                  Schedules
                              (General Business Case)
                                  ($        )
                                    --------

                                   Schedule A
                        Accounts Receivable(Net)/Payable

                                            Accounts     Accounts Payable      Past Due
                                            Receivable    [Post Petition]    Post Petition Debt
                                            ----------    --------------     ------------------
Receivables and Payables Ageings
   0 -30 Days                                      $0            $0
                                            ----------    ----------  ---
   31-60 Days                                      $0                    -
                                            ----------    ----------     -
   61-90 Days                                      $0                    -       $0
                                            ----------    ----------     -----------
   91+ Days                                        $0            $0      -
                                            ----------    ----------  ---
   Total accounts receivable/payable               $0            $0
                                            ----------    ----------
                                                          ----------
   Allowance for doubtful accounts
                                            ----------
   Accounts receivable (net)                       $0
                                            ----------
                                            ----------

                               Schedule B
                        Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)         Cost of Goods Sold
---------------------------------          ------------------
                       Inventory(ies)      Inventory Beginning of Month     -------------
                         Balance at
                        End of Month
                        ------------       Add -
  Retail/Restaurants -                         Net purchases
   Product for resale                                                       -------------
                        ------------           Direct labor
  Distribution -                                                            -------------
   Product for resale                          Manufacturing overhead
                        ------------                                        -------------
  Manufacturer -                               Freight in
   Raw materials                  $0                                        -------------
                        ------------           Other:
   Work-in-progress               $0
                        ------------           -------------------------    -------------
   Finished goods                 $0
                        ------------           -------------------------    -------------
                                           Less-
                        ------------
  Other -                                      Inventory End of Month
   Explain                                                                  -------------
          --------------                       Shrinkage
                                                                            -------------
   --------------------                        Personal Use
     TOTAL                        $0                                        -------------
                        ------------       Cost of Goods Sold                         $0
                        ------------                                        -------------
                                                                            -------------

Method of Inventory Control                Inventory Valuation Methods
---------------------------                ---------------------------
Do you have a functioning perpetual        Indicate by a checkmark method of inventory
inventory system?                          valuation used.

         Yes  X   No
            ----    -----

How often do you take a complete           Valuation methods -
physical inventory?

   Weekly                                      FIFO cost                   X
                  -----                                                  -----
   Monthly                                     LIFO cost
                  -----                                                  -----
   Quarterly                                   Lower of cost or market     X
                  -----                                                  -----
   Semi-annually                               Retail method
                  -----                                                  -----
   Annually         X                          Other -
                  -----                                                  -----
  Date of last physical inventory
        was   12/31/94                           Explain
            -------------
  Date of next physical is not scheduled          -----------------------------
                           -------------
                                                  -----------------------------

                                   Schedule C
                                  Real Property

Description                                               Cost       Market Value
-----------                                               ----       ------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------
     Total                                                       $0              $0
                                                         ------------  --------------
                                                         ------------  --------------


                                   Schedule D
                            Other Depreciable Assets

Description                                                Cost       Market Value
-----------                                                ----       ------------
Machinery & Equipment -
See listing attached to original petition filing -               $0              $0
---------------------------------------------------      ------------  --------------
All equipment sold to Takai Hospital in July 1996.
---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------
     Total                                                       $0              $0
                                                         ------------  --------------
                                                         ------------  --------------

Furniture & Fixtures -
                                                                                 $0
---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------
     Total                                                       $0              $0
                                                         ------------  --------------
                                                         ------------  --------------

Office Equipment -
See listing attached to original petition filing -
---------------------------------------------------      ------------  --------------
All equipment sold to Takai Hospital in July 1996.
---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------
     Total                                                       $0              $0
                                                         ------------  --------------
                                                         ------------  --------------

Leasehold Improvements -
None - the Company does not currently lease facilities                           $0
---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------
     Total                                                       $0              $0
                                                         ------------  --------------
                                                         ------------  --------------

Vehicles -
None
---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------

---------------------------------------------------      ------------  --------------
     Total                                                       $0              $0
                                                         ------------  --------------
                                                         ------------  --------------


                                   Schedule E
                             Pre-Petition Liabilities
                                                             Claimed       Allowed
List Total Claims For Each Classification -                  Amount      Amount (b)
-------------------------------------------                  ------      -----------
   Secured claims  (a)                                     $115,778
                                                         ------------  --------------
   Priority claims other than taxes                              $0
                                                         ------------  --------------
   Priority tax claims                                           $0
                                                         ------------  --------------
   General unsecured claims                                $586,534        $287,218
                                                         ------------  --------------

(a) List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation.
    As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                             Schedule F
                     Rental Income Information

Not Applicable to General Business Cases.

                         STATEMENT OF OPERATIONS
                         (General Business Case)

                      For the Month Ended   Jan-98
                                          -----------
                          $
                           --------------

                  Current Month
---------------------------------------                                                          Cumulative     Next Month
   Actual       Forecast      Variance                                                         (Case to Date)    Forecast
   ------       --------      --------                                                         -------------     --------
                                       Revenues
       $0                        $0   1   Gross Sales
---------     ---------   ---------                                                               ----------   -----------
       $0                        $0   2   less: Sales Returns & Allowances
---------     ---------   ---------                                                               ----------   -----------
       $0           $0           $0   3   Net Sales                                                                     $0
---------     ---------   ---------                                                               ----------   -----------
       $0                        $0   4   less: Cost of Goods Sold    (Schedule "B")
---------     ---------   ---------                                                               ----------   -----------
       $0           $0           $0   5   Gross Profit                                                                  $0
---------     ---------   ---------                                                               ----------   -----------
                                 $0   6   Interest
---------     ---------   ---------                                                               ----------   -----------
                                      7   Other Income:

  $25,000                   $25,000   8   Other income                                              $25,565
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0   9
---------     ---------   ---------       --------------------------------------------            ----------   -----------

  $25,000           $0      $25,000  10     Total Revenues                                           $25,565          $0
---------     ---------   ---------                                                               ----------   -----------


                                       Expenses
                                 $0  11   Compensation to Owner(s)/Officer(s)
---------     ---------   ---------                                                               ----------   -----------
                                 $0  12   Salaries/Commissions
---------     ---------   ---------                                                               ----------   -----------
                                 $0  13   Management Fees
---------     ---------   ---------                                                               ----------   -----------
                    $0           $0  14   Depreciation                                              $368,860            $0
---------     ---------   ---------                                                               ----------   -----------
                                 $0  15   Taxes:
---------     ---------   ---------                                                               ----------   -----------
                                 $0  16     Employer Payroll Taxes
---------     ---------   ---------                                                               ----------   -----------
                                 $0  17     Real Property Taxes
---------     ---------   ---------                                                               ----------   -----------
                                 $0  18     Other Taxes
---------     ---------   ---------                                                               ----------   -----------
                                 $0  19   Other Selling
---------     ---------   ---------                                                               ----------   -----------
  ($2,882)                   $2,882  20   Other Administrative                                       $37,071
---------     ---------   ---------                                                               ----------   -----------
                                 $0  21   Interest
---------     ---------   ---------                                                               ----------   -----------
                                     22   Other Expenses:

                                 $0  23   Writedown of receivables and other                        $274,406
---------     ---------   ---------       --------------------------------------------            ----------   -----------
($415,184)                 $415,184  24   Reduction of payables to settlement amount
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0  25
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0  26
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0  27
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0  28
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0  29
---------     ---------   ---------       --------------------------------------------            ----------   -----------
                                 $0  30
---------     ---------   ---------       --------------------------------------------            ----------   -----------

($418,066)          $0     $418,066  31        Total Expenses                                       $680,337            $0
---------     ---------   ---------                                                               ----------   -----------

 $443,066           $0     $443,066  32   Subtotal                                                 ($654,772)           $0
---------     ---------   ---------                                                               ----------   -----------

                                       Reorganization Items
   $8,539       $4,000      ($4,539) 33   Professional Fees                                         $269,267        $4,000
---------     ---------   ---------                                                               ----------   -----------
                                 $0  34   Provisions for Rejected Executory Contracts
---------     ---------   ---------                                                               ----------   -----------
                                          Interest Earned on Accumulated Cash
---------     ---------   ---------                                                               ----------   -----------
  ($1,571)     ($1,650)        ($79) 35      Resulting from Chp 11 Case                              (28,034)      ($1,500)
---------     ---------   ---------                                                               ----------   -----------
                                 $0  36   Loss from Sale of Equipment, Inventory and Patents        $450,000
---------     ---------   ---------                                                               ----------   -----------
                                 $0  37   Miscellaneous                                              $16,952
---------     ---------   ---------       --------------------------------------------            ----------   -----------
  $20,000      $20,000           $0  38   Settlements                                               $682,500
---------     ---------   ---------       --------------------------------------------            ----------   -----------
  $26,968      $22,350      ($4,618) 39     Total Reorganization Items                            $1,390,685        $2,500
---------     ---------   ---------                                                               ----------   -----------
 $416,098     ($22,350)    $438,448  40   Net Profit (Loss) Before Federal & State Taxes         ($2,045,457)      ($2,500)
---------     ---------   ---------                                                               ----------   -----------
                                 $0  41      Federal & State Income Taxes
---------     ---------   ---------                                                               ----------   -----------
 $416,098     ($22,350)    $438,448  42   Net Profit (Loss)                                      ($2,045,457)      ($2,500)
---------     ---------   ---------                                                               ----------   -----------
---------     ---------   ---------                                                               ----------   -----------

Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

Determination of amounts to be paid to creditors was made. Amounts due were adjusted down to equal amounts to be distributed.
                                                 ----------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Effective 1/1/95

                           SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                   (General Business Case)

                                For the Month Ended        Jan-98
                                                     -------------------




Cash Balance Beginning of Month                                                              $506,862
                                                                                         ------------
                                                                                         ------------

Cash Receipts  (1)                                                                               $271
                                                                                         ------------

Cash Disbursements  (1)                                                                        $2,317
                                                                                         ------------

Excess (Deficiency) of Receipts Over Disbursements                                            ($2,046)
                                                                                         ------------

Cash Balance End of Month                                                                    $504,816
                                                                                         ------------
                                                                                         ------------



Recapitulation of Funds Held at End of Month
---------------------------------------------

                                                         Account 1         Account 2      Account 3
                                                         ---------         ---------      ---------
Bank                                                Silicon Valley Bank  Merrill Lynch   Trust acct -
                                                   --------------------- -------------- ---------------
Account Type                                              Checking          Checking    Murray & Murray
                                                   --------------------- -------------- ---------------
Account No.                                             3300023699         233-07K66
                                                   --------------------- -------------- ---------------
Account Purpose                                    General operating acct.  Investment
                                                   --------------------- -------------- ---------------
Balance, End of Month                                            $7,255            $71       $385,612
                                                   --------------------- -------------- ---------------


                                                         Account 4         Account 5      Account 6
                                                         ---------         ---------      ---------
Bank                                                Silicon Valley Bank
                                                   --------------------- -------------- ---------------
Account Type                                              Checking
                                                   --------------------- -------------- ---------------
Account No.                                             3300023699
                                                   --------------------- -------------- ---------------
Account Purpose                                         Money market
                                                   --------------------- -------------- ---------------
Balance, End of Month                                     $111,878
                                                   --------------------- -------------- ---------------

Total Funds on Hand for all Accounts                      $504,816
                                                   ---------------------
                                                   ---------------------


Effective 1/1/95
(1) Excluding bank transfers between your accounts.